UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2016

Eastman Kodak Company

(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street,

Rochester, New York 14650

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In its Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Form 10-K”), Eastman Kodak Company (the “Company” or “Kodak”) disclosed that it was in talks with prospective buyers about offers to purchase its Prosper enterprise inkjet printing business (the “Prosper Business”). In the Company’s Form 10-Q for the quarter ended March 31, 2016 filed with the Securities and Exchange Commission (“SEC”) on May 5, 2016 (the “First Quarter 2016 Form 10-Q”), the Company disclosed that it expects to sell the Prosper Business and that the Prosper Business was reclassified as held for sale and presented the results of operations of the Proper Business as a discontinued operation. Kodak is filing this Current Report on Form 8-K (together with the exhibits hereto, this “Form 8-K”) to update the presentation of certain financial information and related disclosures contained in the 2015 Form 10-K to reflect the Prosper Business as a discontinued operation. This Form 8-K also reflects the presentation of the first quarter of 2016 change in segment measure of profit and loss. Capitalized terms that are used in an exhibit but not defined in such exhibit have the respective meanings given to such terms in one or more of the other exhibits.

This Form 8-K retrospectively revises the Company’s consolidated financial statements as of December 31, 2015 and 2014, for the years ended December 31, 2015 and 2014, the four months ended December 31, 2013 and the eight months ended August 31, 2013, to reflect the Prosper Business as a discontinued operation and the change in segment measure of profit and loss. This update is consistent with the presentation of continuing and discontinued operations included in the First Quarter 2016 Form 10-Q. The retrospectively revised Items contained in the 2015 Form 10-K are presented in Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 to this Form 8-K.

The exhibits to this Form 8-K supersede the following items in and exhibit to the 2015 Form 10-K to reflect, retrospectively, the changes resulting from the reclassification of the Prosper Business as discontinued operations for all periods presented:

☐	Part I, Item 1. Description of Business

☐	Part II, Item 6. Selected Financial Data

☐	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

☐	Part II, Item 8. Financial Statements and Supplementary Data

☐	Part IV, Item 15. Exhibits, Financial Statement Schedules

☐	Exhibit 12.1 Computation of Ratio of Earnings to Fixed Charges

All other information in the 2015 Form 10-K remains unchanged. This Form 8-K does not reflect events occurring subsequent to the filing of the 2015 Form 10-K and does not modify or update the disclosures therein in any way, other than as required to reflect the Prosper Business as discontinued operations and the change in segment measure of profit and loss as described above and as set forth in the exhibits attached hereto. Without limitation to the foregoing, this Form 8-K does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations for any information, uncertainties, risks, events or trends occurring or known to management other than the reclassification of the Prosper Business as discontinued operations and the change in segment measure. For developments since the filing of the 2015 Form 10-K, please refer to the First Quarter 2016 Form 10-Q, the Company’s Form 10-Q for the quarter ended June 30, 2016, filed with the SEC on August 9, 2016 (the “Second Quarter 2016 Form 10-Q”), as well as other filings of the Company made with the SEC including the Company’s other Current Reports on Form 8-K. The information in this Form 8-K should be read in conjunction with the 2015 Form 10-K and such subsequent filings.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description

12.1	Revised Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Part I, Item 1. Revised Description of Business

99.2	Part II, Item 6. Revised Selected Financial Data

99.3	Part II, Item 7. Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.4	Part II, Item 8. Revised Financial Statements and Supplementary Data

99.5	Part IV, Item 15. Revised Exhibits, Financial Statement Schedules

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K includes “forward–looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning Kodak’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, liquidity, investments, financing needs, business trends, and other information that is not historical information. When used in this Form 8-K, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “predicts,” “forecasts,” “strategy,” “continues,” “goals,” “targets” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions, as well as statements that do not relate strictly to historical or current facts, are intended to identify forward–looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data, are based upon Kodak’s expectations and various assumptions. Future events or results may differ from those anticipated or expressed in the forward-looking statements. Important factors that could cause actual events or results to differ materially from the forward-looking statements include, among others, the risks, uncertainties and other factors described herein, in the 2015 Form 10-K under the headings “Business,” “Risk Factors,” “Legal Proceedings” and/or “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Liquidity and Capital Resources”, in the corresponding sections of the First Quarter 2016 Form 10-Q and the Second Quarter 2016 Form 10-Q, and in other filings Kodak makes with the SEC from time to time, as well as the following:

•	Kodak’s ability to comply with the covenants in its credit agreements;

•	Kodak’s ability to improve and sustain its operating structure, cash flow, profitability and other financial results;

•	the ability of Kodak to achieve cash forecasts, financial projections, and projected growth;

•	Kodak’s ability to achieve the financial and operational results contained in its business plans;

•	Kodak’s ability to fund continued investments, capital needs and restructuring payments and service its debt;

•	Kodak’s ability to discontinue, sell or spin-off certain businesses or operations, including the Prosper Business, or otherwise monetize assets;

•	changes in foreign currency exchange rates, commodity prices and interest rates;

•	Kodak’s ability to effectively anticipate technology trends and develop and market new products, solutions and technologies, including its micro 3D printing of touch sensors;

•	Kodak’s ability to effectively compete with large, well-financed industry participants;

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•	continued sufficient availability of borrowings and letters of credit under Kodak’s revolving credit facility, Kodak’s ability to obtain additional financing if and as needed and Kodak’s ability to provide or facilitate financing for its customers;

•	Kodak’s ability to attract and retain key executives, managers and employees;

•	the performance by third parties of their obligations to supply products, components or services to Kodak; and

•	the impact of the global economic environment on Kodak.

There may be other factors that may cause Kodak’s actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to Kodak or persons acting on its behalf apply only as of the date of this Form 8-K or, with respect to any forward-looking statements included in the 2015 Form 10-K, as of the date thereof and are expressly qualified in their entirety by the cautionary statements included or referenced in this Form 8-K. Kodak undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:	/s/Eric Samuels
Name:	Eric Samuels
Title:	Chief Accounting Officer and Corporate Controller

Date: August 9, 2016

EXHIBIT INDEX

Exhibit Number	Description

12.1	Revised Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Part I, Item 1. Description of Business

99.2	Part II, Item 6. Selected Financial Data

99.3	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.4	Part II, Item 8. Financial Statements and Supplementary Data

99.5	Part IV, Item 15. Exhibits, Financial Statement Schedules

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

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